UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 21, 2025, Timothy Lorber resigned as Chief Financial Officer of Shuttle Pharmaceuticals Holdings, Inc. (the “Company”), effective immediately. In connection with Mr. Lorber’s resignation, Mr. Lorber and the Company entered into a Separation Agreement and Mutual Release (the “Agreement”).

Pursuant to the Agreement, Mr. Lorber will continue to provide part-time services at 50% of his base salary through December 4, 2025, to assist with matters related to the transition of his job duties, and thereafter shall remain available for reasonable consultation and inquiries through February 8, 2026. In consideration for his continued service and transition assistance, Mr. Lorber will receive a retention bonus of $20,000 on November 21, 2025, and an additional $10,000 on December 4, 2025, subject to applicable taxes and withholdings. The Agreement further provides that, on February 8, 2026, a total of 39,854 unvested restricted stock units previously granted to Mr. Lober will vest in their entirety, contingent upon his fulfillment of the transition plan. Both the Company and Mr. Lorber have agreed to a mutual release of claims, subject to certain exclusions as set forth in the Agreement. The Agreement also includes customary provisions regarding confidentiality, non-disparagement, cooperation, and the return of Company property.

Effective November 21, 2025, Christopher Cooper, who currently serves as Interim Chief Executive Officer, assumed the role of Chief Financial Officer (Principal Financial Officer). Mr. Cooper will serve in this capacity while the Company conducts a search for a permanent Chief Financial Officer.

A copy of the Agreement reflecting the benefits that Mr. Lorber will receive, including the benefits described herein, is attached hereto as Exhibit 10.1. The above description of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement and Mutual Release by and between Shuttle Pharmaceuticals Holdings, Inc. and Timothy Lorber, dated November 21, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.
Dated: November 28, 2025
	By:	/s/ Christopher Cooper
	Name:	Christopher Cooper
	Title:	Interim Chief Executive Officer